UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2009

INTEGRAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-18603	52-1267968
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6721 Columbia Gateway Drive

Columbia, Maryland 21046

(Address of principal executive offices)

(443) 539-5008

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 16, 2009, the United States District Court for the District of Maryland issued an order preliminarily approving the voluntary dismissal of a shareholder derivative lawsuit against Integral Systems, Inc. (the “Company”) and twelve individuals associated with the Company, including all current directors and certain other current and former officers, that was filed on July 14, 2009. Pursuant to the order, publication notice of the voluntary dismissal is attached hereto as Exhibit 99.1. Neither plaintiff nor plaintiff’s counsel have received or will receive any remuneration from the Company as a result of this dismissal.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
99.1	Notice of Voluntary Dismissal of Derivative Action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRAL SYSTEMS, INC.

Dated: September 21, 2009	By:	/s/ WILLIAM BAMBARGER
	Name:	William Bambarger
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Notice of Voluntary Dismissal of Derivative Action.